UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2023

ARMADA HOFFLER PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35908	46-1214914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Central Park Avenue, Suite 2100
Virginia Beach, Virginia	23462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHH	New York Stock Exchange

6.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AHHPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 28, 2023, Armada Hoffler Properties, Inc. (the “Company”) and Armada Hoffler, L.P. entered into an amendment (the “Amendment”) to the ATM Equity Offering Sales Agreement, dated March 10, 2020 (as amended, the “Sales Agreement”), with Jefferies LLC, Robert W. Baird & Co. Incorporated, and Regions Securities LLC, for the offering, from time to time, of shares of the Company’s common stock, $0.01 par value per share, and shares of the Company’s 6.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share, having an aggregate offering price of up to $300,000,000 (the “Offered Shares”). The purpose of the Amendment was, among other things, to reference the Company’s shelf registration statement on Form S-3 (File No. 333-270080) that was filed with the Securities and Exchange Commission on February 28, 2023 and to reference the most recently filed prospectus supplement relating to the Offered Shares. As of the date of the Amendment, Offered Shares having an aggregate gross sales price of up to $205 million remain to be sold under the Sales Agreement.

A copy of the Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the copy of the Amendment filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Amendment No. 1, dated February 28, 2023, to the ATM Equity Offering Sales Agreement, dated March 10, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Date: February 28, 2023	By:	/s/ Matthew T. Barnes-Smith
Matthew T. Barnes-Smith
Chief Financial Officer, Treasurer, and Corporate Secretary